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EXHIBIT 99.1

[TITAN LETTERHEAD]

Press Release

Titan Reports First Quarter Results:
First Quarter Revenues of $377.9 Million
GAAP EPS of $.09
Pro Forma EPS of $.13

SAN DIEGO, April 29, 2003—The Titan Corporation (NYSE: TTN) today reported revenues for the first quarter of fiscal 2003 of $377.9 million, an increase of 20% compared to $314.3 million for the first quarter of fiscal 2002. Net income was $7.0 million or $.09 per share (fully diluted) compared to a net loss of $33.6 million or $.47 per share in the same period last year, which included a loss of $40.1 million net of tax from the cumulative effect of a change in accounting principle. Pro forma net income for the first quarter of 2003 was $10.4 million, or $.13 per fully diluted share, compared to pro forma net income of $10.8 million, or $.14 per share for the first quarter of fiscal 2002. Pro forma* results are from continuing operations and exclude $1.2 million from the amortization of purchased intangibles and $2.8 million of deferred compensation in 2003, and exclude $1.4 million from the amortization of purchased intangibles, $1.0 million of deferred compensation and exit charges of $1.5 million in 2002. A reconciliation between pro forma results and results in accordance with Generally Accepted Accounting Principles (GAAP) is attached to this release.

*
The Company believes that pro forma operating results are a meaningful measurement of operating performance due to the non-cash nature of the amortization of purchased intangibles and deferred compensation.

"We had an excellent performance in the first quarter, recording strong revenues in our core national security business, which comprised over 99% of revenue for the period. While our overall year over year organic growth rate was approximately 14%, our organic growth rate in our national security solutions government business was approximately 17%, driven by strong demand for our mission-critical C4ISR systems and services, and also for our homeland security and enterprise information technology services for military and intelligence customers. We continued to substantially outpace revenues with new contract awards, securing bookings** of nearly $800 million for the quarter, and generating a record backlog of $4.4 billion at quarter end," said Gene W. Ray, Chairman, President and CEO of Titan.

**
Bookings are defined as additions to Backlog, as calculated under SEC guidelines.

"Our national security business performed much better on a stand alone basis than the consolidated results indicate when the results of operations of our non-core commercial businesses, mostly comprised of our electron beam medical products sterilization and mail sanitation businesses ("electron beam businesses"), are considered." The national security business had revenues and pro forma operating profit of $375.3 million and $26.0 million in 2003, which excludes amortization of purchased intangibles of $1.2 million and deferred compensation of $2.8 million, compared to revenues and pro forma operating profit of $304.9 million and $21.8 million in the first quarter of 2002, which excludes amortization of purchased intangibles of $1.4 million and deferred compensation of $0.9 million. Our commercial and electron beam businesses had revenues of $2.6 million and an operating loss of $1.2 million in the first quarter of 2003, compared to an exceptionally strong first quarter last year, with revenues and pro forma operating profit of $9.4 million and $4.4 million, which excludes exit charges of $1.5 million. The operating profit in accordance with GAAP for the national security business was $21.9 million in the first quarter of 2003, compared to $19.4 million in the first quarter of 2002, and for the commercial and electron beam businesses was an operating loss of $1.2 million in the first quarter of 2003, and operating income of $2.9 million in the first quarter of 2002. The operating results of the first quarter of 2002 were impacted favorably by the Company's contract with the U.S. Postal Service to provide electron beam mail sanitization systems.

"We also are continuing to make good progress on winning and executing contracts in transformational programs. One such contract announced in the first quarter was the $59.9 million contract to develop and build the Navy's X-Craft—a very important new transformational program for Titan. We believe this high-speed aluminum catamaran, which will be used by the Office of Naval Research for hydrodynamic experimentation, will position the Company well for future business."

"With a backlog that is now $4.4 billion, we remain comfortable with our prior guidance of pro forma EPS of $.65 for 2003, which translates to GAAP EPS from continuing operations of $.57, after taking into account deferred compensation and the amortization of purchased intangibles. Consistent with our goal of increasing margins throughout the year and maintaining our current level of days sales outstanding on receivables, we also remain comfortable with our prior guidance of free cash flow from continuing operations of $65 to $75 million in 2003," Ray concluded.

Headquartered in San Diego, The Titan Corporation is a leading provider of national security solutions and comprehensive information and communications systems solutions and services to the Department of Defense, intelligence agencies, and other federal government customers. The company has approximately 10,400 employees and current annualized sales of approximately $1.5 billion.

        "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this release, which are not historical facts, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Examples of such forward looking statements include the Company's beliefs and statements regarding transformational programs, certain new Titan contracts will provide the company with additional opportunities to continue to grow our revenues, operating margins, and the EPS, free cash flow and days sales outstanding guidance provided by Dr. Ray. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. These risks and uncertainties include the risks associated with the Company's dependence on continued funding of U.S. Department of Defense and federal civilian agency programs, contract termination risks, risks associated with acquiring other companies, including integration risks, and other risks described in the Company's Securities and Exchange Commission filings."

Media Contact: Wil Williams, Vice President Corporate Communications (858) 552-9724 or wwilliams@titan.com
Investor Relations Contact: Rochelle Bold, Vice President Investor Relations (858) 552-9400 or invest@titan.com

If you would like to receive press releases via electronic mail, please contact invest@titan.com

Press Releases and other Titan information are available on The Titan Corporation's
World Wide Web site: http://www.titan.com

THE TITAN CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(in thousands, except per share data)

	Three months ended March 31,
	2003	2002
Revenues	$377,880	$314,348

Costs and expenses:
Cost of revenues	315,276	253,425
Selling, general and administrative	35,449	32,307
Research and development	2,368	2,447
Amortization of purchased intangibles	1,228	1,373
Deferred compensation	2,840	973
Acquisition and integration related charges and other	—	1,486

Total costs and expenses	357,161	292,011

Operating profit	20,719	22,337
Interest expense—net	(7,487)	(8,187)

Income from continuing operations before income taxes and cumulative effect of change in accounting principle	13,232	14,150
Income tax provision	5,293	6,237

Income from continuing operations before cumulative effect of change in accounting principle	7,939	7,913
Loss from discontinued operations, net of tax benefit	(938)	(1,426)
Cumulative effect of change in accounting principle, net of tax benefit	—	(40,111)

Net income (loss)	7,001	(33,624)
Dividend requirements on preferred stock	(172)	(172)

Net income (loss) applicable to common stock	$6,829	$(33,796)

Basic earnings (loss) per share:
Income from continuing operations before cumulative effect of change in accounting principle	$0.10	$0.11
Loss from discontinued operations, net of tax benefit	(0.01)	(0.02)
Cumulative effect of change in accounting principle, net of tax benefit	—	(0.57)

Net income (loss)	$0.09	$(0.48)

Weighted average shares	78,622	70,771

Diluted earnings (loss) per share:
Income from continuing operations before cumulative effect of change in accounting principle	$0.10	$0.11
Loss from discontinued operations, net of tax benefit	(0.01)	(0.03)
Cumulative effect of change in accounting principle, net of tax benefit	—	(0.55)

Net income (loss)	$0.09	$(0.47)

Weighted average shares	81,097	72,385

—more—

THE TITAN CORPORATION
PRO FORMA CONSOLIDATED STATEMENTS OF CONTINUING OPERATIONS
EXCLUDING ACQUISITION AND INTEGRATION RELATED CHARGES AND OTHER,
AMORTIZATION OF PURCHASED INTANGIBLES, DEFERRED COMPENSATION,
AND THE CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE
(Unaudited)
(in thousands, except per share data)

	Three months ended March 31,
	2003	2002
Revenues	$377,880	$314,348

Costs and expenses:
Cost of revenues	315,276	253,425
Selling, general and administrative	35,449	32,307
Research and development	2,368	2,447

Total costs and expenses	353,093	288,179

Operating profit	24,787	26,169
Interest expense — net	(7,487)	(8,187)

Income before income taxes	17,300	17,982
Income tax provision	6,920	7,193

Net income	10,380	10,789
Dividend requirements on preferred stock	(172)	(172)

Net income applicable to common stock	$10,208	$10,617

Basic earnings per share:
Net income	$0.13	$0.15

Weighted average shares	78,622	70,771

Diluted earnings per share:
Net income	$0.13	$0.14

Weighted average shares	81,097	72,385

    The above pro forma amounts have been adjusted to eliminate acquisition and integration related charges and other, amortization of purchased intangibles, deferred compensation, and the cumulative effect of change in accounting principle, net of the related tax benefit. This pro forma information is not prepared in accordance with generally accepted accounting principles.

—more—

THE TITAN CORPORATION
RECONCILIATION OF GAAP CONSOLIDATED STATEMENTS OF OPERATIONS TO
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(in thousands, except per share data)

	Three months ended March 31, 2003
	GAAP	PRO FORMA
Revenues	$377,880	$377,880

Costs and expenses:
Cost of revenues	315,276	315,276
Selling, general and administrative	35,449	35,449
Research and development	2,368	2,368
Amortization of purchased intangibles	1,228	—
Deferred compensation	2,840	—
Acquisition and integration related charges and other	—	—

Total costs and expenses	357,161	353,093

Operating profit	20,719	24,787
Interest expense — net	(7,487)	(7,487)

Income from continuing operations before income taxes and cumulative effect of change in accounting principle	13,232	17,300
Income tax provision	5,293	6,920

Income from continuing operations before cumulative effect of change in accounting principle	7,939	10,380
Loss from discontinued operations, net of tax benefit	(938)	—
Cumulative effect of change in accounting principle, net of tax benefit	—	—

Net income	7,001	10,380
Dividend requirements on preferred stock	(172)	(172)

Net income applicable to common stock	$6,829	$10,208

Basic earnings (loss) per share:
Income from continuing operations before cumulative effect of change in accounting principle	$0.10	$0.13
Loss from discontinued operations, net of tax benefit	(0.01)	—
Cumulative effect of change in accounting principle, net of tax benefit	—	—

Net income	$0.09	$0.13

Weighted average shares	78,622	78,622

Diluted earnings (loss) per share:
Income from continuing operations before cumulative effect of change in accounting principle	$0.10	$0.13
Loss from discontinued operations, net of tax benefit	(0.01)	—
Cumulative effect of change in accounting principle, net of tax benefit	—	—

Net income	$0.09	$0.13

Weighted average shares	81,097	81,097

    The above pro forma amounts have been adjusted to eliminate acquisition and integration related charges and other, amortization of purchased intangibles, deferred compensation and the cumulative effect of a change in accounting principle, net of the related tax benefits. The pro forma information is not prepared in accordance with generally accepted accounting principles.

—more—

THE TITAN CORPORATION
RECONCILIATION OF GAAP CONSOLIDATED STATEMENTS OF OPERATIONS TO
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(in thousands, except per share data)

	Three months ended March 31, 2002
	GAAP	PRO FORMA
Revenues	$314,348	$314,348

Costs and expenses:
Cost of revenues	253,425	253,425
Selling, general and administrative	32,307	32,307
Research and development	2,447	2,447
Amortization of purchased intangibles	1,373	—
Deferred compensation	973	—
Acquisition and integration related charges and other	1,486	—

Total costs and expenses	292,011	288,179

Operating profit	22,337	26,169
Interest expense — net	(8,187)	(8,187)

Income from continuing operations before income taxes and cumulative effect of change in accounting principle	14,150	17,982
Income tax provision	6,237	7,193

Income from continuing operations before cumulative effect of change in accounting principle	7,913	10,789
Loss from discontinued operations, net of tax benefit	(1,426)	—
Cumulative effect of change in accounting principle, net of tax benefit	(40,111)	—

Net income (loss)	(33,624)	10,789
Dividend requirements on preferred stock	(172)	(172)

Net income (loss) applicable to common stock	$(33,796)	$10,617

Basic earnings (loss) per share:
Income from continuing operations before cumulative effect of change in accounting principle	$0.11	$0.15
Loss from discontinued operations, net of tax benefit	(0.02)	—
Cumulative effect of change in accounting principle, net of tax benefit	(0.57)	—

Net income (loss)	$(0.48)	$0.15

Weighted average shares	70,771	70,771

Diluted earnings (loss) per share:
Income from continuing operations before cumulative effect of change in accounting principle	$0.11	$0.14
Loss from discontinued operations, net of tax benefit	(0.03)	—
Cumulative effect of change in accounting principle, net of tax benefit	(0.55)	—

Net income (loss)	$(0.47)	$0.14

Weighted average shares	72,385	72,385

    The above pro forma amounts have been adjusted to eliminate acquisition and integration related charges and other, amortization of purchased intangibles, deferred compensation and the cumulative effect of a change in accounting principle, net of the related tax benefits. The variance in the GAAP and pro forma income tax rates is a result of non-deductible items for the amortization of purchased intangibles, deferred compensation and acquisition and integration related charges and other. The pro forma information is not prepared in accordance with generally accepted accounting principles.

—more—

THE TITAN CORPORATION
SELECTED CONSOLIDATED FINANCIAL DATA
(Unaudited)
(in thousands)

	As of 3/31/03	As of 12/31/02
Cash and cash equivalents	$36,311	$34,123
Accounts receivable—net	340,714	314,363
Inventories	31,383	31,280
Current portion of amounts outstanding under line of credit	3,500	3,500
Long-term portion of amounts outstanding under line of credit	344,750	344,750
Stockholders' equity	326,799	312,313

—end—

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[TITAN LETTERHEAD]
Press Release Titan Reports First Quarter Results: First Quarter Revenues of $377.9 Million GAAP EPS of $.09 Pro Forma EPS of $.13
THE TITAN CORPORATION CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) (in thousands, except per share data)
THE TITAN CORPORATION PRO FORMA CONSOLIDATED STATEMENTS OF CONTINUING OPERATIONS EXCLUDING ACQUISITION AND INTEGRATION RELATED CHARGES AND OTHER, AMORTIZATION OF PURCHASED INTANGIBLES, DEFERRED COMPENSATION, AND THE CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE (Unaudited) (in thousands, except per share data)
THE TITAN CORPORATION RECONCILIATION OF GAAP CONSOLIDATED STATEMENTS OF OPERATIONS TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) (in thousands, except per share data)
THE TITAN CORPORATION RECONCILIATION OF GAAP CONSOLIDATED STATEMENTS OF OPERATIONS TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) (in thousands, except per share data)
THE TITAN CORPORATION SELECTED CONSOLIDATED FINANCIAL DATA (Unaudited) (in thousands)